Exhibit 99.2

FOR IMMEDIATE RELEASE
Contact: Lillian D. Etzkorn, CFO
Phone: (574) 535-1125
E Mail: LCII@lci1.com

LCI INDUSTRIES ANNOUNCES PROPOSED OFFERING OF $400 MILLION AGGREGATE PRINCIPAL AMOUNT OF CONVERTIBLE SENIOR NOTES AND PROPOSED REFINANCE OF TERM LOAN

ELKHART, Ind. – March 11, 2025 - LCI Industries (NYSE: LCII) (the “Company”), a leading supplier of engineered components to the recreation and transportation markets, today announced that it intends to offer, subject to market conditions and other factors, $400.0 million in aggregate principal amount of convertible senior notes due 2030 (the “Notes”) in a private placement (the “Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Offering, the Company expects to grant the initial purchasers of the Notes an option to purchase, within a 13-day period from and including the date on which the Notes are first issued, up to an additional $60.0 million in aggregate principal amount of Notes (the “Option”). The Company also announced that it is launching a proposed senior secured Term Loan B due 2032 in an aggregate principal amount of $400.0 million.

Notes Offering

The Notes will be general unsecured, senior obligations of the Company. Final terms of the Notes, including the initial conversion price, interest rate and certain other terms of the Notes will be determined at the time of pricing of the Offering. The Notes will bear interest, payable semi-annually in arrears, and the Notes will mature on March 1, 2030, unless earlier converted, redeemed or repurchased in accordance with their terms prior to such date. Prior to the close of business on the business day immediately preceding November 1, 2029, noteholders may convert their Notes at their option only upon the satisfaction of certain conditions and during certain periods. On or after November 1, 2029 until the close of business on the second scheduled trading day immediately preceding the maturity date, noteholders may convert all or any portion of their Notes at any time.

The Company will settle conversions by paying cash up to the aggregate principal amount of the Notes to be converted and paying or delivering, as the case may be, cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at its election, in respect of the remainder, if any, of its conversion obligation in excess of the aggregate principal amount of the Notes being converted, based on the then applicable conversion rate. Noteholders will have the right to require the Company to repurchase for cash all or any portion of their Notes at 100% of their principal amount, plus any accrued and unpaid interest, upon the occurrence of certain fundamental changes.

The Company intends to use a portion of the net proceeds from the Offering to fund the cost of entering into the convertible note hedge transactions described below (after such cost is partially offset by the proceeds to the Company from the sale of the warrants under the warrant transactions described below). The Company also expects to use the remaining net proceeds from the Offering, together with cash on hand (if necessary), to repurchase (i) a portion of its outstanding 1.125% convertible senior notes due 2026 (the “2026 Notes”) and (ii) up to $50.0 million of shares of the Company’s common stock concurrently with the pricing of the Offering, in each case, as described below. If the initial purchasers exercise the Option, then the Company expects to use a portion of the net proceeds from the sale of the additional Notes to fund the cost of entering into additional convertible note hedge transactions (after such cost is partially offset by the proceeds to the Company from the sale of the warrants under the additional warrant transactions). The Company expects to use the remaining net proceeds for general corporate purposes.

Concurrently with the pricing of the Notes in the Offering, the Company expects to enter into one or more separate and individually negotiated transactions with certain noteholders of the 2026 Notes to repurchase for cash a portion of the 2026 Notes. The terms of the 2026 Notes repurchases are anticipated to be individually negotiated with each such noteholder of the 2026 Notes and will depend on several factors, including the market price of the Company’s common stock and the trading price of the 2026 Notes at the time of such 2026 Notes repurchases. No assurance can be given as to how much, if any, of the 2026 Notes will be repurchased or the terms on which they will be repurchased. The Company expects to negotiate the 2026 Notes repurchases with or through one of the initial purchasers and/or its affiliate. Holders of the 2026 Notes that are repurchased as described above may enter into or unwind various derivatives with respect to the Company's common stock (including entering into derivatives with one or more of the initial purchasers in this offering or their respective affiliates) and/or purchase or sell shares of the Company's common stock, which in the case of the 2026 Note repurchases, are expected to occur concurrently with or shortly after the pricing of the Notes.

In connection with the issuance of the 2026 Notes, the Company entered into convertible note hedge transactions (the “Existing Convertible Note Hedge Transactions”) and warrant transactions (the “Existing Warrant Transactions,” and, together with the Existing Convertible Note Hedge Transactions, the “Existing Call Spread Transactions”) with certain financial institutions (the “Existing Option Counterparties”). If the Company repurchases any of its 2026 Notes, then the Company may enter into agreements with the Existing Option Counterparties concurrently with or shortly after the pricing of the Offering to unwind a portion of: (i) the Existing Convertible Note Hedge Transactions in a notional amount corresponding to the principal amount of 2026 Notes repurchased and (ii) the Existing Warrant Transactions with respect to a number of shares of the Company’s common stock equal to the notional shares underlying the 2026 Notes repurchased. In connection with any such terminations and the related unwinding of the existing hedge position of the Existing Option Counterparties, such Existing Option Counterparties and/or their respective affiliates may sell shares of the Company’s common stock in secondary market transactions and/or unwind various derivative transactions with respect to the Company’s common stock, which may occur concurrently with or shortly after the pricing of the Notes. Repurchases of the 2026 Notes and any unwind of the Existing Call Spread Transactions described above, and the potential related market activities by noteholders of the 2026 Notes that are repurchased by the Company and the Existing Option Counterparties, as applicable, could increase (or reduce the size of any decrease in) or decrease (or reduce the size of any increase in) the market price of the Company’s common stock, which may affect the trading price of the Notes at that time and, to the extent effected concurrently with the pricing of the Notes, the initial conversion price of the Notes. The Company cannot predict the magnitude of such market activity or the overall effect it will have on the price of the Notes or the Company’s common stock.

In connection with the pricing of the Notes, the Company expects to enter into privately negotiated convertible note hedge transactions with one or more of the initial purchasers or affiliates thereof and/or other financial institutions (the “Option Counterparties”). These transactions will cover, subject to customary anti-dilution adjustments, the number of shares of the Company’s common stock that will initially underlie the Notes, and are expected generally to reduce the potential equity dilution, and/or offset any cash payments the Company is required to make in excess of the principal amount due, as the case may be, upon conversion of the Notes.

The Company also expects to enter into separate, privately negotiated warrant transactions with the Option Counterparties at a higher strike price relating to the same number of shares of the Company’s common stock, subject to customary anti-dilution adjustments, pursuant to which the Company will sell warrants to the Option Counterparties. The warrants could have a dilutive effect on the Company’s outstanding common stock and the Company’s earnings per share to the extent that the market price per share of the Company’s common stock exceeds the applicable strike price of those warrants.

If the initial purchasers exercise the Option, the Company expects to enter into additional convertible note hedge transactions and additional warrant transactions with the Option Counterparties, which will initially cover the number of shares of the Company’s common stock that will initially underlie the additional Notes sold to the initial purchasers.

The Company has been advised that in connection with establishing their initial hedges of the convertible note hedge and warrant transactions, the Option Counterparties and/or their respective affiliates expect to enter into various derivative transactions with respect to the Company’s common stock and/or purchase shares of the Company’s common stock concurrently with or shortly after the pricing of the Notes. This activity could have the effect of increasing (or reducing the size of any decrease in) the market price of the Company’s common stock and/or the

Notes at that time. The Option Counterparties and/or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s common stock and/or purchasing or selling the Company’s common stock or other securities of the Company in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and the Option Counterparties and/or their respective affiliates are likely to do so in connection with any conversion of the Notes or redemption or repurchase of the Notes).

The potential effect, if any, of these transactions and activities on the market price of the Company’s common stock or the Notes will depend in part on market conditions and cannot be ascertained at this time, but any of these activities could adversely affect the value of the Company’s common stock, which could affect the ability of noteholders to convert the Notes, the value of the Notes and the amount of cash and the number of and value of the shares of the Company’s common stock, if any, noteholders would receive upon conversion of the Notes.

The Company also expects to repurchase up to $50.0 million of shares of the Company’s common stock concurrently with the pricing of the Offering using the net proceeds of the Offering. The Company expects to repurchase such shares from purchasers of the Notes in privately negotiated transactions effected with or through one of the initial purchasers and/or its affiliate. These share repurchases could increase, or reduce the size of any decrease in, the market price of the Company’s common stock, including concurrently with the pricing of the Notes, resulting in a higher effective conversion price for the Notes. The Company cannot predict the overall effect that such share repurchases will have on the price of the Notes or the Company’s common stock. In addition, no assurance can be given as to how much, if any, of the Company’s common stock will be repurchased or the terms on which they will be repurchased.

This press release is not an offer to repurchase the 2026 Notes or any shares of the Company’s common stock and the Offering of the Notes is not contingent upon the 2026 Notes repurchases or the share repurchases described above.

The offer and sale of the Notes and the shares of the Company’s common stock, if any, issuable upon conversion of the Notes have not been registered under the Securities Act or any state securities laws, and the Notes and such shares may not be offered or sold absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state laws.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification thereof under the securities laws of such jurisdiction. Any offers of the Notes will be made only by means of a private offering memorandum. The Notes being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the applicable private offering memorandum.

Proposed Credit Facility

The Company is launching a proposed senior secured Term Loan B due 2032 in an aggregate principal amount of $400.0 million (the “New Term Loan”). The Company anticipates that the New Term Loan B will be documented in a new credit facility (the “Proposed Credit Facility”) that will include a $600.0 million revolving credit facility maturing in 2030. The Company currently intends to use the proceeds from the New Term Loan, together with any revolving loans to be drawn under the Proposed Credit Facility, to prepay in full all indebtedness outstanding under its existing credit agreement dated December 14, 2018 with JPMorgan, as a lender and administrative agent, and other bank lenders, to pay any fees and expenses in connection therewith and to fund any original issue discount in respect of such term loans.

The terms of the Proposed Credit Facility will be disclosed upon completion of the transactions. There can be no assurances that the Company will be successful in its marketing efforts or that it will be able to enter into the Proposed Credit Facility. Closing of the Proposed Credit Facility, which is anticipated to occur before the end of the first quarter of 2025, is subject to market conditions, as well as the negotiation and execution of definitive documents and the satisfaction of customary closing conditions.

About LCI Industries

LCI Industries (NYSE: LCII), through its Lippert subsidiary, is a global leader in supplying engineered components to the outdoor recreation and transportation markets. We believe our innovative culture, advanced manufacturing capabilities, and dedication to enhancing the customer experience have established Lippert as a reliable partner for both OEM and aftermarket customers.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements in this press release that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act, and include statements concerning the proposed terms of the Notes, the convertible note hedge transactions and warrant transactions to be entered into in connection with the Offering, the potential repurchase of a portion of the 2026 Notes, the potential unwinding of a portion of the Existing Call Spread Transactions, the potential repurchase of shares of the Company’s common stock, the proposed term loan financing, the completion, timing and size of the proposed transactions and the anticipated use of proceeds thereof.

A number of factors could cause actual results to differ materially from these statements, including, risks relating to the Offering, general economic uncertainty in key markets, the impacts of future pandemics, geopolitical tensions, armed conflicts, or natural disasters on the global economy and on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices, and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2024, and in the Company's subsequent filings with the Securities and Exchange Commission. Readers of this press release are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

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